1. Fourth Quarter 2011 Earnings Call Presentation Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect,"
"project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding.
Operating return on equity is annualized operating income divided by average common stockholders' equity.
Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal exchanges.
Other Notes
In October 2010, the Financial Accounting Standards Board issued new guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts.  Under the new guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable.  We have adopted this guidance early, effective January 1, 2011, and have retrospectively adjusted our previously issued financial information. Adoption of this guidance reduced the carrying value of our deferred acquisition costs as of December 31, 2010, by $78.7 million and Tower Group, Inc. stockholders’ equity by $42.6 million. Diluted earnings per share for the fourth quarter 2010 were reduced by $0.04 per share as a result of this change in accounting.

Fourth Quarter and 2011 Snapshot
Fourth Quarter:
• Operating earnings of $25.0 million in Q4, on track with original 2011 assumptions
• Positive market trends becoming more pronounced in fourth quarter
2011:
• Strong operating results despite storm losses
» Excluding Irene and other severe storm losses, the core business remains strong with a full year combined ratio of 95.2% and 9.8% operating ROE
• Premium growth driven organically
» Developed a comprehensive strategy to generate organic growth to supplement external growth through selective acquisitions and strategic investments
» Two newly created business units generated $158 million GPW in 2011
• Made significant progress towards completion of key technology and integration projects
» Anticipate new personal lines rollout in first half of 2012

2011 and 4Q11 Highlights
Excluding the effect of storm losses, operating earnings would have been $104.3 million in 2011  compared to $109.2 million in 2010
Excluding the effect of storm losses, operating EPS would have been $2.55 in 2011 compared to $2.50 in 2010
33.3
25.0
56.0
104.3
48.3
4Q10 4Q11 2011 Storms
Operating Earnings ($ millions)
33.3 33.3
0.80
0.63
1.37
2.55
1.18
4Q10 4Q11 2011 Storms
Operating EPS ($)
33.3 33.3 33.3 33.3 33.3 33.3
Pro - Forma
2011
Pro - Forma
2011
*
Tower has repurchased $64.6 million of its common stock (2.9 million shares) and has paid $0.69 per share ($28 million) in dividends since 4Q 2010 .

2011 and 4Q11 Highlights
Organic growth of 6% in 4Q11 was offset by $23 million commutation of assumed reinsurance treaty
Excluding the effect of  storm losses, operating ROE would have been 9.8% in  2011 and
10.4% in 2010.
Excluding the effect of  storm losses , Combined Ratio Excluding the Reciprocals would have been 95.5% in 2011 and 93.9% in 2010.

Organic Growth Initiative
Expand Products
Broaden product lines in profitable niche markets
Develop new products for targeted customers and markets
Leverage products through nationwide distribution to new customer groups
Develop Entrepreneurial Businesses
Transform existing businesses into self-sufficient operating units
Establish new business units to expand into new products and markets
» Customized solutions and assumed reinsurance generated GPW of $20 million in the 4 th
quarter and $158 million in 2011.
Acquire high-caliber underwriting talent
Improve Growth-Related Business Functions
Create new department to research, identify and analyze profitable growth opportunities
Improve product development capabilities
Enhance corporate marketing and communications
Redesign business development function to better understand and meet producer needs
Build independent customer service department to ensure customer satisfaction

Business Segment Results
Commercial Personal Insurance
General Specialty Services
Business Units / Products
Small business;
Middle market
National Programs, E&S,
Customized Solutions,
Transportation and
Assumed Reinsurance
Homeowners and
private passenger
auto
4Q11 GPW ($ millions) $168.8 $110.9 $154.6 $7.9*
4Q10 GPW ($ millions) 158.7 118.7 156.5 10.1*
4Q11 % of total GPW 39% 25% 36% n/a
Commercial Consolidated
Loss Ratio 65.1% 64.4% n/a
Expense Ratio 30.2% 40.3% n/a
Combined Ratio 95.3% 104.7% n/a
Retention 78% 91% n/a
Renewal Premium Change 2.2% 2.5% n/a
Segment
Summary
* Total revenue for the segment
Expanding small
workers
compensation
business
Seeing signs of
pricing improvement
in the middle
market business
Focus on expanding
relationships with
MGA’s writing
specialty business
Customized
solutions and
assumed
reinsurance
generating organic
growth
Focus on reducing
expenses by
replacing OBPL
systems; rollout of
the new personal
lines system in 1st
half of 2012
Expanding licensing
to expand writings
in other states and
thereby increasing
fee income

Net Loss and Loss Expense Ratio, Excluding Reciprocals
•
2011 net adverse development of $17.0 million at Tower stock companies was primarily from development on discontinued programs
60.2 59.0
-5.3
-1.26
-1.4
0.2
2011 Storms Dev. Pro - Forma
2011
2010 Storms Dev.
67.6
61.1
Pro - Forma
2010
Full Year Loss Ratio (%)
2011
2010

8 Declining Expense Ratio Increase in premium volume is creating scale advantages for Tower As systems initiatives relating to personal lines are completed, we expect this scale advantage to increase

Improving Investment Performance
Strategy
• Alternative investment commitment remains modest but should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility
• Operating cash flows also invested in opportunistic repurchases of Tower common stock since
March 2010
Examples of Alternative Investments
• Private equity type investments in small real estate projects
• Minority ownership in distribution partners that have a strategic fit with Tower
$2,615
$2,701
12-31-2010 12-31-2011
Cash and Invested Assets
($millions)
4.7
4.6
4.8
6-30-2011 9-30-2011 12-31-2011
Tax- Equivalent Fixed Income
Yield (%)
$106
$128
YTD 2010 YTD 2011
Net Investment Income
($millions)

Positive Trends and Guidance
($ in millions)
2010* 2011* 2012 Target* Trend beyond 2012
Annual GPW Growth 38.2% 21.0% 5% - 10% Organic growth of 5% to 10% excluding growth from acquisitions
Loss Ratio 58.8% 62.3% 62% - 63% Loss ratio has stabilized close to 62% to 63% range
Expense Ratio 35.1% 33.2% 33.5% - 34.5%
Expected decrease due to improved scale, automation and
lower acquisition cost
Combined Ratio 93.9% 95.5% 96% - 98%
Future improvement  will be driven primarily by expense ratio savings from improved scale.
Investment Yield 4.7% 4.8% 4.7% - 5.0%
Continued growth in invested assets with yield stabilization due to alternative and strategic investments
Operating ROE & 2012
Guidance
10.4% 9.9% 9% - 10%
$2.60 - $2.70
Expect to see ROE’s below 10% in first half of 2012, with
improvements to 10%-12% range occurring in second half of
year and continuing beyond year end 2012.
*Excludes reciprocals and impact of Severe Weather Related Losses;